Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS | 5.1. 2026

Class A CWSCX	Class C CWSHX	Class I CWSIX	Class R-6 CWSWX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at https://www.carillontower.com/our-funds/fund-literature. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated May 1, 2026 as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Carillon Chartwell Small Cap Value Fund (“Small Cap Value Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page 149 of the fund’s Prospectus and on page 79 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R-6

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None

Redemption Fee	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R-6

Management Fees	0.80%	0.80%	0.80%	0.80%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%

Other Expenses	0.30% (b)	0.30% (b)	0.42%	0.32%

Total Annual Fund Operating Expenses	1.35%	2.10%	1.22%	1.12%

Fee Waiver and/or Expense Reimbursement (c)	(0.00%)	(0.00%)	(0.17%)	(0.17%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.05%	0.95%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.

(b) Other Expenses for the Class A and Class C shares include 0.01% of expenses that the fund paid to Carillon that were previously waived and/or reimbursed under the contractual fee waiver/expense reimbursement agreement for the fund.

(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2027 as follows: Class I – 1.05% and Class R-6 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by Carillon within the following two fiscal years, provided that such recoupment will not cause the fund’s expense ratio to exceed both the expense cap at the time such amounts were waived or reimbursed, or the fund’s then-current expense cap.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS | 5.1. 2026

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for Class I and Class R-6 shares through April 30, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$606	$882	$1,179	$2,022
Class C	$313	$658	$1,129	$2,431
Class I	$107	$370	$654	$1,462
Class R-6	$97	$339	$600	$1,348

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s subadviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was approximately $2.59 million and $31.2 billion as of December 31, 2025). The Russell 2000 Value Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Value Index, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside of the U.S. (“foreign issuers”) and real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Financials sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to this sector may be lower at a future date and the fund’s exposure to other market sectors may be higher. The subadviser also may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund generally invests in companies that its subadviser believes to be undervalued. The subadviser’s investment approach relies heavily on valuation history to identify opportunities and prioritizes companies with durable businesses, strong balance sheets, and improving fundamental prospects. Under normal market conditions, the subadviser generally expects that an investment in any single issuer will comprise 5% or less of the total value of the assets in the portfolio. The subadviser also expects that the fund’s exposure to any one sector will range from 50% to 150% of the weight of that sector in the Russell 2000 Value Index. However, for smaller sectors, the fund’s exposure generally will be no more than 5 percentage points above or below the weight of that sector in the Russell 2000 Value Index.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS | 5.1. 2026

in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.

National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade and security agreements, risks associated with trade and security agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment, commodity prices and currency values could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may change foreign demand for U.S. assets in ways that cannot be foreseen, which could have a negative impact on certain issuers and/or industries.

The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and any sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of such regulations is not currently known and certain changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS | 5.1. 2026

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;

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Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks;

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Cybersecurity and technology risk. The fund, its service providers, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, including artificial intelligence, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS | 5.1. 2026

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Financials sector risk is that risk that financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers, and the fund can lose money if investments made with cash collateral decline in value. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

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Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The fund is the successor to the Chartwell Small Cap Value Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this Prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “IMST Predecessor Fund,” and together with the Chartwell Predecessor Fund, the “Predecessor Funds”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period prior to July 17, 2017. The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with those of a broad-based securities market index, as well as an additional market index with characteristics that are similar to those of the fund. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

During 10 year period (Class I shares):

	Return	Quarter Ended

Best Quarter	25.75%	December 31, 2020

Worst Quarter	(35.01)%	March 31, 2020

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS | 5.1. 2026

Average annual total returns (for the periods ended December 31, 2025):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds.

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)

Class I – Before Taxes	3/16/12	(0.52)%	6.90%	7.17%

After Taxes on Distributions		(4.89)%	3.68%	5.12%

After Taxes on Distributions and Sale of Fund Shares		2.72%	5.33%	5.66%

Class A – Before Taxes	4/26/24	(5.49)%			3.52%

Class C – Before Taxes	4/26/24	(1.59)%			5.73%

Class R-6 – Before Taxes	4/26/24	(0.44)%			6.95%

Index (reflects no deduction for fees, expenses or taxes)

		1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C and Class R-6 Shares)

Russell 3000® Index		17.15%	13.15%	14.29%	20.11%

Russell 2000® Value Index		12.59%	8.88%	9.27%	13.85%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Subadviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.

Portfolio Managers | T. Ryan Harkins, CFA® , who has served as Portfolio Manager of the fund since its inception on July 1, 2022, and Reid T. Halloran, who has served as Portfolio Manager of the fund since January 1, 2024, are jointly and primarily responsible for the day-to-day management of the fund. Mr. Harkins served as a member of the Predecessor Fund’s portfolio management team from March 1, 2020 through June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO, 64105-1307 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

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Carillon Chartwell Small Cap Value Fund

SUMMARY PROSPECTUS | 5.1. 2026

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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